Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

Established 1969

33RD SEMI-ANNUAL REPORT

September 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc., created in 1969, gives investors an opportunity to own high-quality, large corporations and to participate in the growth and income potential of these corporations. This $2.3 billion high-quality common stock fund is invested in 78 blue-chip corporations. These large, historically successful corporations are easily recognized for their products and services, and include Allstate Corp., H&R Block, Inc., Pfizer Inc., Kimberly-Clark Corp., Hewlett-Packard Co., and Loews Corp.

Simply stated, the fund offers investors a convenient way to have ownership in many of America's blue-chip companies. The fund's holdings represent corporations with a weighted average market capitalization of $33.3 billion. These corporations have a weighted average price/earnings ratio over the next 12 months of 14.4 times.

Here is the fund's 33rd Semi-Annual Report, which covers the six-month period from April 1, 2002 through September 30, 2002. It begins with an interview with the fund's portfolio manager, Kevin R. McCloskey, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high-quality stock holdings, and third is publication of the fund's financial statements.

Most major equity benchmarks generated double-digit declines during the fund's reporting period, a dismal period for common stocks. In fact, the third calendar quarter of 2002 was the worst performing period for the Standard & Poor's 500 Index ("S&P 500") since the fourth quarter of 1987.1 Economic weakness, geopolitical uncertainty, and high-profile corporate accounting scandals only served to increase investors' anxiety regarding the equity markets. Our "value" style investment approach gives us confidence that we are buying and/or adding to many strong U.S. corporations in various industry sectors that will benefit shareholders in the long-term. We continue to favor attractively valued sectors such as Healthcare, which has held up relatively well during these difficult times.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries.

The fund's portfolio of high-quality common stocks produced a negative total return for the reporting period ended September 30, 2002. Individual share class total returns for the six-month period, including income distributions, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	(27.54)%	$0.040	$23.41 to $16.93 = (27.68)%
Class B Shares	(27.79)%	$0.000	$23.28 to $16.81 = (27.79)%
Class C Shares	(27.78)%	$0.000	$23.29 to $16.82 = (27.78)%
Class F Shares	(27.50)%	$0.040	$23.37 to $16.91 = (27.64)%

Without question, our fund managers believe that corporate earnings do matter. Federated American Leaders Fund, Inc. is managed with a consistent focus on attractively valued companies with solid earnings growth potential. As Kevin explains in his discussion, the benefits of this disciplined, consistent style should be seen as the market places a higher value on consistent earnings and liquidity.

I would like to call your attention to the illustration of two systematic investment plans shown on pages 8 and 9 of this report.3 For the chart on page 9, the same dollar amount is invested annually for 15 years, thus accumulating shares, followed by a period of 5 years of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to increase your total number of shares over time. Yes, it takes time, discipline and compounding of dividends to build up the accounts, however, the investment results can be attractive.

Thank you for owning shares of America's high-quality corporations through this diversified blue-chip stock fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2002

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (31.51)%, (31.76)%, (28.50)% and (28.95)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets.

Kevin R. McCloskey

Vice President

Federated Investment Management Company

Investment Review

How did the overall stock market perform during the six-month reporting period?

This reporting period was particularly difficult for managers and investors alike. Most equity benchmarks generated losses greater than 20% during the period, and the S&P 500 declined 28.4%. The S&P 500 peaked on March 24, 2000, and hit a short-term bottom on July 26, 2002. During this time, the S&P 500 dropped 46%! Declines of this magnitude were last seen during the bear market of 1973-1974, when the S&P 500 fell 49% from peak to trough. First and second quarter 2002 corporate profits slightly exceeded expectations, but accounting scandals, international unrest regarding the Middle East, and some high profile profit warnings weighed heavily on the markets during July and September 2002. Growth strategies across all market capitalizations performed the best during the third calendar quarter. However, during the six-month reporting period mid-cap "value" and small-cap "growth" stocks performed the best.

What was the relative performance of individual market sectors during these six months?

All sectors of the S&P 500 declined during the fund's reporting period, and the best performing sectors were Consumer Staples and Healthcare. The fund's weighting in these two sectors totaled approximately 20%. Telecommunication Services and Information Technology stocks continued to be the worst performing sectors. The fund's weighting in these two sectors totaled approximately 10%. Both groups were driven lower by economic weakness and the resultant decline in expectations for near-term profit recovery.

How did Federated American Leaders Fund, Inc. perform during this reporting period?

For the six-month reporting period ended September 30, 2002, the fund's Class A, B, C, and F shares produced total returns of (27.54)%, (27.79)%, (27.78)% and (27.50)%, respectively, based on net asset value. These returns were slightly higher than the (28.40)% return of the S&P 500. Additionally, the fund outperformed the S&P 500/Barra Value Index's return of (28.90)% during the reporting period.1

From a portfolio perspective, what sectors and securities were positive and negative influences on the fund's performance?

Positive influences on the fund's performance versus the S&P 500 were an underweight position in the Information Technology sector, and an overweight position and favorable security selection in Industrials. For example, Northrop Grumman (up 10%) and Union Pacific Cap Trust (up 0.9%).

Negative influences on the fund's performance relative to the S&P 500 included an underweight position and unfavorable security selection in the Healthcare, Consumer Staples and Consumer Discretionary sectors.

What was the fund's sector allocation as of September 30, 2002?

	Percentage of Net Assets	S&P 500 Index
Financials	21.9%	20.8%
Industrials	15.8%	11.9%
Healthcare	11.8%	15.3%
Energy	11.5%	6.1%
Consumer Discretionary	10.9%	13.8%
Consumer Staples	7.7%	10.3%
Information Technology	6.5%	12.6%
Utilities	5.1%	2.9%
Materials	4.8%	2.7%
Telecommunication Services	3.6%	3.6%
Other	0.3%	--

1 The S&P 500 Barra/Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

What were some of your noteworthy purchases and sales during the past six months?

Our portfolio additions included the following companies:

General Mills (1.3% of net assets): We established a position in this leading consumer food company during the quarter. General Mills was attractively ranked by our valuation disciplines and historically has been among the best-managed food companies. The company's shares have been under pressure during 2002 due to earnings warnings stemming from integration issues with its acquisition of Pillsbury from Diageo PLC. At current valuation levels, General Mills offers an attractive risk/reward profile with an above average dividend yield.

Sears, Roebuck & Co. (0.9% of net assets): We established a position in Sears as it was attractively ranked by our valuation disciplines. Sears is currently undertaking another turnaround of its retail operation, and has purchased Land's End, the catalog apparel retailer, to accomplish an apparel upgrade in its stores. We view this acquisition and current company management positively, but we are skeptical that Sears will generate significant revenue growth from these initiatives. However, Sears trades at a forward price-to-earnings (P/E) ratio of 7.3 times and at a price-to-sales (P/S) ratio significantly below its historical average, so we believe that the market has discounted most concerns regarding this retailer's prospects.

Some of the companies we sold during the reporting period were:

Charter Communications: We eliminated our position in Charter Communications due to general weakness in cable industry fundamentals and excessive financial leverage relative to its cable peers.

Computer Associates: We eliminated this position due to uncertainties surrounding its accounting practices and weakness in the enterprise software marketplace. The valuation of Computer Associates is extremely attractive, but we will remain on the sidelines until some of the issues confronting the company are resolved.

What were the fund's top ten holdings as of September 30, 2002?

Name	Percentage of Net Assets
Bank of America Corp.	2.5%
ChevronTexaco Corp.	2.2%
Block (H&R), Inc.	2.2%
Washington Mutual, Inc.	2.2%
Northrop Grumman Corp.	2.0%
Cendant Corp.	1.9%
Boston Scientific Corp.	1.9%
First Data Corp.	1.9%
Philip Morris Cos., Inc.	1.8%
Entergy Corp.	1.8%
TOTAL	20.4%

What is your current positioning and outlook?

Our valuation disciplines still emphasize Healthcare and Consumer Discretionary companies, and we continue to overweight Healthcare names in the portfolio relative to our peers as a result. We continue to underweight the Information Technology sector due to unappealing valuations and the continued weakness in corporate capital spending. The S&P 500's Information Technology sector declined 79% during the past 31 months, but still carries a P/S ratio 40% above its 20-year average. Within the Information Technology sector, we continue to emphasize leading companies with historical support for valuation levels such as Hewlett-Packard Co. and Lexmark International Group, Inc. For the remainder of the year, we will use our valuation disciplines to identify undervalued leading companies and seek to eliminate names that are overvalued or have deteriorating fundamentals.

What are your thoughts for shareholders on the value of continuing to invest in Federated American Leaders Fund, Inc.?

Bear markets are always the toughest times for people to stick to a disciplined investment plan. A glance back at previous markets troughs, however, suggests that bear markets are buying opportunities in disguise: This is when great companies are "on sale." That's why continuing to invest right through down markets has proved to be a very wise strategy over the long term. Federated American Leaders Fund, Inc. offers you a diversified portfolio of high-quality, dividend-paying U.S. corporations, and an excellent way to add to your share account is buying shares regularly (monthly, quarterly or annually). For this reason, we have included illustrations in this report of the benefit of regular investments over a period of years. Please review the illustrations and see its benefits (pages 7, 8, and 9).

Three Ways You May Seek to Invest for Success

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 9/30/82, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $563,257 on 9/30/02, with 11.85%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends .

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (25.01)%, (2.98)%, and 7.95%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were (25.56)%, (2.91)%, and 7.32%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were (22.01)%, (2.59)%, and 7.11%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (22.22)%, (2.07)%, and 7.46%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; and Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 9/30/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $173,4671 by 9/30/02, though you would have invested only $60,000. You would have earned an average annual total return of 9.46% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from blue-chip stocks. Note that you did not commit a large sum of money to the stock market at any one time, and you have reinvested quarterly income. Your dollars accumulated shares over time and as of 9/30/02, you owned 10,246 shares. This plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated American Leaders Fund, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $900 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 1/31/97 through 9/30/02, a total of $62,100 was paid to the investor, and the ending value of the account on 9/30/02 was $166,730.1 This represents a 10.99% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested quarterly income during the accumulation period. The $60,000 investment was worth $185,752 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $900 per month as income for a total of $62,100. Again, this plan allows the investor to buy shares at low and high prices, and use the stock market's volatility to their advantage.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Portfolio of Investments

September 30, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--98.0%
		Consumer Discretionary--10.9%
944,100	[1]	Federated Department Stores, Inc.	$27,794,304
1,774,539	[2]	Ford Motor Co.	17,390,482
666,902	[2]	General Motors Corp., Class H	25,942,488
491,600		Johnson Controls, Inc.	37,764,712
794,900		Koninklijke (Royal) Philips Electronics NV, ADR	11,549,897
1,488,400		News Corp. Ltd., ADR	24,707,440
544,400		Sears, Roebuck & Co.	21,231,600
507,300		TRW, Inc.	29,702,415
1,731,800	[1,2]	Toys `R' Us, Inc.	17,629,724
749,348	[1]	Viacom, Inc., Class B	30,386,061

		TOTAL	244,099,123

		Consumer Staples--7.7%
642,500		General Mills, Inc.	28,539,850
665,200		Kimberly-Clark Corp.	37,676,928
1,061,100		Philip Morris Cos., Inc.	41,170,680
1,522,100		Sara Lee Corp.	27,839,209
1,337,500		UST, Inc.	37,730,875

		TOTAL	172,957,542

		Energy--11.5%
582,000		BP PLC, ADR	23,221,800
727,700		ChevronTexaco Corp.	50,393,225
506,400		ConocoPhillips	23,415,936
1,390,900	[2]	Diamond Offshore Drilling, Inc.	27,748,455
1,065,100	[2]	ENSCO International, Inc.	26,670,104
1,225,000		Exxon Mobil Corp.	39,077,500
1,273,900		Marathon Oil Corp.	28,892,052
745,000		Sunoco Inc.	22,469,200
563,100		Unocal Corp.	17,675,709

		TOTAL	259,563,981

Shares			Value
		COMMON STOCKS--continued
		Financials--21.9%
984,500	[2]	Allmerica Financial Corp.	$11,814,000
1,051,000		Allstate Corp.	37,363,050
868,200		Bank of America Corp.	55,391,160
715,300		Bear Stearns Cos., Inc.	40,342,920
1,191,000		Citigroup, Inc.	35,313,150
438,000		Fannie Mae	26,078,520
714,700	[2]	Lincoln National Corp.	21,834,085
902,000		Loews Corp.	38,686,780
607,100	[2]	MBIA Inc.	24,253,645
688,300		Marsh & McLennan Cos., Inc.	28,660,812
877,000		Morgan Stanley Dean Witter & Co.	29,712,760
619,300		PNC Financial Services Group	26,115,881
1,120,100	[1,2]	Principal Financial Group	29,324,218
1,226,900		Wachovia Corp.	40,107,361
1,538,400		Washington Mutual, Inc.	48,413,448

		TOTAL	493,411,790

		Healthcare--11.8%
527,900		Abbott Laboratories	21,327,160
552,250		Baxter International, Inc.	16,871,238
1,335,500	[1]	Boston Scientific Corp.	42,148,380
899,150		Bristol-Myers Squibb Co.	21,399,770
467,250		CIGNA Corp.	33,057,938
3,596,300	[1]	HealthSouth Corp.	14,924,645
1,134,900		Pfizer, Inc.	32,934,798
878,000		Pharmacia Corp.	34,136,640
528,500		Schering Plough Corp.	11,267,620
433,100		UnitedHealth Group, Inc.	37,774,982

		TOTAL	265,843,171

		Industrials--14.2%
1,198,400	[2]	Block (H&R), Inc.	50,344,784
4,063,257	[1]	Cendant Corp.	43,720,645
1,489,400		First Data Corp.	41,628,730
330,200		General Dynamics Corp.	26,855,166
690,200		Ingersoll-Rand Co.	23,770,488
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
358,900	[2]	Northrop Grumman Corp.	$44,517,956
593,400		Textron, Inc.	20,234,940
2,774,500		Tyco International Ltd.	39,120,450
1,197,800		Waste Management, Inc.	27,932,696

		TOTAL	318,125,855

		Information Technology--6.5%
583,500	[1]	Computer Sciences Corp.	16,215,465
605,600		Electronic Data Systems Corp.	8,466,288
2,566,644		Hewlett-Packard Co.	29,952,735
389,200		International Business Machines Corp.	22,725,388
566,100	[1]	Lexmark International Group, Inc., Class A	26,606,700
1,729,475		Motorola, Inc.	17,606,056
2,385,200	[1]	Storage Technology Corp.	25,068,452

		TOTAL	146,641,084

		Materials--4.8%
752,200		Air Products & Chemicals, Inc.	31,599,922
874,200		Alcoa, Inc.	16,872,060
727,600		Du Pont (E.I.) de Nemours & Co.	26,244,532
740,000		PPG Industries, Inc.	33,078,000

		TOTAL	107,794,514

		Telecommunication Services--3.6%
830,000		BellSouth Corp.	15,238,800
1,039,600		SBC Communications, Inc.	20,895,960
1,481,800		Sprint Corp. -- FON Group	13,514,016
1,148,542		Verizon Communications, Inc.	31,515,992

		TOTAL	81,164,768

		Utilities--5.1%
913,800		Cinergy Corp.	28,720,734
983,300		Entergy Corp.	40,905,280
639,100		FPL Group, Inc.	34,383,580
1,142,600	[2]	Reliant Energy, Inc.	11,437,426

		TOTAL	115,447,020

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,503,616,408)	2,205,048,848

Shares			Value
		PREFERRED STOCK--1.6%
		Industrials--1.6%
694,600		Union Pacific Cap Trust, Conv. Pfd., $3.13 (identified cost $27,928,381)	$35,574,634

		MUTUAL FUND--0.3%
7,917,933		Prime Value Obligations Fund, Class IS (at net asset value)	7,917,933

		TOTAL INVESTMENTS (IDENTIFIED COST $2,539,462,722)[3]	$2,248,541,415

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $2,539,462,722. The net unrealized depreciation of investments on a federal tax basis amounts to $290,921,307 which is comprised of $291,476,483 appreciation and $582,397,790 depreciation at September 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($2,250,164,098) at September 30, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $2,539,462,722)		$2,248,541,415
Cash held as collateral for securities lending		71,161,559
Income receivable		2,636,580
Receivable for investments sold		2,270,696
Receivable for shares sold		1,580,315

TOTAL ASSETS		2,326,190,565

Liabilities:
Payable for investments purchased	$1,089,017
Payable for shares redeemed	2,116,661
Payable on collateral due to broker	71,161,559
Accrued expenses	1,659,230

TOTAL LIABILITIES		76,026,467

Net assets for 133,338,333 shares outstanding		$2,250,164,098

Net Assets Consist of:
Paid in capital		$2,721,396,854
Net unrealized depreciation of investments		(290,921,307)
Accumulated net realized loss on investments		(189,069,049)
Undistributed net investment income		8,757,600

TOTAL NET ASSETS		$2,250,164,098

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,144,464,156 ÷ 67,592,076 shares outstanding)		$16.93

Offering price per share (100/94.50 of $16.93)[1]		$17.92

Redemption proceeds per share		$16.93

Class B Shares:
Net asset value per share ($932,935,859 ÷ 55,492,611 shares outstanding)		$16.81

Offering price per share		$16.81

Redemption proceeds per share (94.50/100 of $16.81)[1]		$15.89

Class C Shares:
Net asset value per share ($110,576,326 ÷ 6,575,559 shares outstanding)		$16.82

Offering price per share		$16.82

Redemption proceeds per share (99.00/100 of $16.82)[1]		$16.65

Class F Shares:
Net asset value per share ($62,187,757 ÷ 3,678,087 shares outstanding)		$16.91

Offering price per share (100/99.00 of $16.91)[1]		$17.08

Redemption proceeds per share (99.00/100 of $16.91)[1]		$16.74

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $49,117)			$29,172,191
Interest (including income on securities loaned of $73,079)			421,515

TOTAL INCOME			29,593,706

Expenses:
Investment adviser fee		$9,240,140
Administrative personnel and services fee		1,080,872
Custodian fees		61,720
Transfer and dividend disbursing agent fees and expenses		2,053,505
Directors'/Trustees' fees		16,416
Auditing fees		9,028
Legal fees		2,368
Portfolio accounting fees		139,758
Distribution services fee--Class B Shares		4,566,629
Distribution services fee--Class C Shares		536,938
Shareholder services fee--Class A Shares		1,790,366
Shareholder services fee--Class B Shares		1,522,209
Shareholder services fee--Class C Shares		178,980
Shareholder services fee--Class F Shares		101,771
Share registration costs		59,329
Printing and postage		237,985
Insurance premiums		202
Taxes		136,824
Miscellaneous		6,153

TOTAL EXPENSES		21,741,193

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(5,530)
Fees paid indirectly from directed brokerage agreements	(188,366)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(193,896)

Net expenses			21,547,297

Net investment income			8,046,409

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(138,588,466)
Net change in unrealized appreciation of investments			(761,571,230)

Net realized and unrealized loss on investments			(900,159,696)

Change in net assets resulting from operations			$(892,113,287)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2002	Year Ended 3/31/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,046,409	$12,424,306
Net realized loss on investments	(138,588,466)	(48,660,725)
Net change in unrealized appreciation of investments	(761,571,230)	33,032,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(892,113,287)	(3,203,730)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,742,304)	(9,603,230)
Class B Shares	--	--
Class C Shares	--	--
Class F Shares	(154,135)	(584,240)
Distributions from net realized gain on investments
Class A Shares	--	(16,629,605)
Class B Shares	--	(15,188,337)
Class C Shares	--	(1,781,071)
Class F Shares	--	(1,039,457)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,896,439)	(44,825,940)

Share Transactions:
Proceeds from sale of shares	192,217,181	489,976,270
Net asset value of shares issued to shareholders in payment of distributions declared	2,509,384	40,656,082
Cost of shares redeemed	(362,000,628)	(609,798,301)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(167,274,063)	(79,165,949)

Change in net assets	(1,062,283,789)	(127,195,619)

Net Assets:
Beginning of period	3,312,447,887	3,439,643,506

End of period (including undistributed net investment income of $8,757,600 and $3,607,630, respectively)	$2,250,164,098	$3,312,447,887

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.41	$23.68	$24.74	$24.90	$26.64	$21.40
Income From Investment Operations:
Net investment income	0.10	0.17	0.25	0.17	0.21	0.29
Net realized and unrealized gain (loss) on investments	(6.54)	(0.06)	(0.28)	0.35	1.26	8.39

TOTAL FROM INVESTMENT OPERATIONS	(6.44)	0.11	(0.03)	0.52	1.47	8.68

Less Distributions:
Distributions from net investment income	(0.04)	(0.14)	(0.24)	(0.16)	(0.20)	(0.21)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.04)	(0.38)	(1.03)	(0.68)	(3.21)	(3.44)

Net Asset Value, End of Period	$16.93	$23.41	$23.68	$24.74	$24.90	$26.64

Total Return[2]	(27.54)%	0.42%	(0.17)%	1.97%	6.31%	43.95%

Ratios to Average Net Assets:

Expenses	1.16%[3,4]	1.12%	1.16%	1.16%	1.11%	1.14%

Net investment income	0.92%[3]	0.73%	1.04%	0.68%	0.87%	0.84%

Expense waiver/reimbursement[5]	0.00%[3,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,144,464	$1,626,954	$1,648,584	$1,671,780	$1,621,527	$1,457,925

Portfolio turnover	11%	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.14% after taking into account these expense reductions.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.28	$23.59	$24.67	$24.87	$26.61	$21.40
Income From Investment Operations:
Net investment income (net operating loss)	0.01	(0.01)	0.07	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments	(6.48)	(0.06)	(0.28)	0.34	1.26	8.41

TOTAL FROM INVESTMENT OPERATIONS	(6.47)	(0.07)	(0.21)	0.32	1.29	8.47

Less Distributions:
Distributions from net investment income	--	--	(0.08)	--	(0.02)	(0.03)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	--	(0.24)	(0.87)	(0.52)	(3.03)	(3.26)

Net Asset Value, End of Period	$16.81	$23.28	$23.59	$24.67	$24.87	$26.61

Total Return[2]	(27.79)%	(0.36)%	(0.90)%	1.19%	5.54%	42.78%

Ratios to Average Net Assets:

Expenses	1.91%[3,4]	1.87%	1.91%	1.91%	1.86%	1.89%

Net investment income (net operating loss)	0.17%[3]	(0.02)%	0.31%	(0.07)%	0.13%	0.11%

Expense waiver/reimbursement[5]	0.00%[3,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$932,936	$1,421,563	$1,510,064	$1,721,729	$1,738,564	$1,201,402

Portfolio turnover	11%	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.89% after taking into account these expense reductions.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.29	$23.60	$24.68	$24.88	$26.61	$21.40
Income From Investment Operations:
Net investment income (net operating loss)	0.01	(0.01)	0.07	(0.02)	0.03	0.05
Net realized and unrealized gain (loss) on investments	(6.48)	(0.06)	(0.27)	0.34	1.27	8.42

TOTAL FROM INVESTMENT OPERATIONS	(6.47)	(0.07)	(0.20)	0.32	1.30	8.47

Less Distributions:
Distributions from net investment income	--	--	(0.09)	--	(0.02)	(0.03)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	--	(0.24)	(0.88)	(0.52)	(3.03)	(3.26)

Net Asset Value, End of Period	$16.82	$23.29	$23.60	$24.68	$24.88	$26.61

Total Return[2]	(27.78)%	(0.36)%	(0.88)%	1.19%	5.55%	42.78%

Ratios to Average Net Assets:

Expenses	1.91%[3,4]	1.87%	1.91%	1.91%	1.86%	1.89%

Net investment income (net operating loss)	0.17%[3]	(0.02)%	0.29%	(0.07)%	0.12%	0.11%

Expense waiver/reimbursement[5]	0.00%[3,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$110,576	$168,012	$176,693	$185,063	$175,843	$134,773

Portfolio turnover	11%	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.89% after taking into account these expense reductions.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.37	$23.65	$24.71	$24.88	$26.61	$21.40
Income From Investment Operations:
Net investment income	0.11	0.18	0.27	0.17	0.21	0.22
Net realized and unrealized gain (loss) on investments	(6.53)	(0.08)	(0.30)	0.34	1.27	8.43

TOTAL FROM INVESTMENT OPERATIONS	(6.42)	0.10	(0.03)	0.51	1.48	8.65

Less Distributions:
Distributions from net investment income	(0.04)	(0.14)	(0.24)	(0.16)	(0.20)	(0.21)
Distributions from net realized gain on investments	--	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.04)	(0.38)	(1.03)	(0.68)	(3.21)	(3.44)

Net Asset Value, End of Period	$16.91	$23.37	$23.65	$24.71	$24.88	$26.61

Total Return[2]	(27.50)%	0.37%	(0.17)%	1.94%	6.36%	43.80%

Ratios to Average Net Assets:

Expenses	1.16%[3,4]	1.12%	1.16%	1.16%	1.11%	1.14%

Net investment income	0.92%[3]	0.73%	1.07%	0.68%	0.87%	0.86%

Expense waiver/reimbursement[5]	0.00%[3,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$62,188	$95,918	$104,302	$123,714	$134,881	$129,458

Portfolio turnover	11%	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.14% after taking into account these expense reductions.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2002 (unaudited)

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $49,396,696, which will reduce the Fund's taxable income arising form future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At September 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$67,309,773	$71,161,559

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2002, par value shares ($0.20 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,680,273	$116,742,265	11,833,751	$279,859,341
Shares issued to shareholders in payment of distributions declared	118,103	2,368,781	971,115	23,372,236
Shares redeemed	(7,715,327)	(155,735,571)	(12,913,778)	(304,094,214)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,916,951)	$(36,624,525)	(108,912)	$(862,637)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,943,807	$61,416,085	7,461,545	$173,344,936
Shares issued to shareholders in payment of distributions declared	--	--	576,093	14,216,929
Shares redeemed	(8,510,943)	(170,529,224)	(10,989,967)	(252,524,170)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,567,136)	$(109,113,139)	(2,952,329)	$(64,962,305)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	602,120	$12,377,236	1,334,393	$30,841,111
Shares issued to shareholders in payment of distributions declared	--	--	65,861	1,626,756
Shares redeemed	(1,241,166)	(25,286,580)	(1,673,349)	(38,765,543)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(639,046)	$(12,909,344)	(273,095)	$(6,297,676)

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	82,677	$1,704,216	255,911	$5,930,882
Shares issued to shareholders in payment of distributions declared	5,882	117,982	59,754	1,440,161
Shares redeemed	(514,192)	(10,449,253)	(622,447)	(14,414,374)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(425,633)	$(8,627,055)	(306,782)	$(7,043,331)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,548,766)	$(167,274,063)	(3,641,118)	$(79,165,949)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended September 30, 2002, the Fund's expenses were reduced by $188,366 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2002, were as follows:

Purchases	$308,247,948

Sales	$448,321,945

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8110101 (11/02)